The Japan Fund
                           Advisor Classes A, B, and C
                Supplement to Statement of Additional Information
                                Dated May 1, 2000
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The following text supplements the section entitled "Purchase of Shares" in each of the currently effective Statements of Additional Information for each of the above-noted funds:

From January 1, 2001 to April 30, 2001 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Class A Shares, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.



January 1, 2001